John Hancock Equity Funds
                 Supplement to the Prospectus Dated May 1, 2000


John Hancock Sovereign Investors Fund
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Effective July 1, 2000, the "Goal and Strategy" section will change as follows:

At least 65% of the fund's stock investments are "dividend performers"--companies whose dividend payments have increased steadily for ten years.


June 19, 2000